An Expression Makes a World of Difference July 2022 Exhibit 99.2

Forward-looking statements Forward Looking Statements This presentation contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act concerning Syros, TYME, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Syros and TYME, as well as assumptions made by, and information currently available to, management of Syros and TYME. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to obtain stockholder approval for the transactions or to complete the PIPE financing in a timely manner or at all; uncertainties as to the timing of the consummation of the transactions and the ability of each of Syros and TYME to consummate the transaction, including the PIPE financing; risks related to TYME’s continued listing on the Nasdaq Stock Market until closing of the proposed transactions; risks related to Syros’ and TYME’s ability to correctly estimate their respective operating expenses and expenses associated with the transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the ability of Syros or TYME to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Syros’ Annual Report on Form 10-K for the year ended December 31, 2021, Syros’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and TYME’s Annual Report on Form 10-K for the year ended March 31, 2022, each of which is on file with the SEC. In addition, the extent to which the COVID-19 pandemic continues to impact the proposed transactions will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the pandemic, additional or modified government actions, and the actions that may be required to contain the virus or treat its impact. Syros and TYME can give no assurance that the conditions to the transactions will be satisfied. Except as required by applicable law, Syros and TYME undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Participants in the Solicitation Syros and TYME, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Syros’ directors and executive officers is contained in Syros’ proxy statement dated April 21, 2022, which is filed with the SEC. Information regarding TYME’s directors and executive officers is contained in TYME’s proxy statement dated July 12, 2021, which is filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Transaction details: Proposed merger with TYME expected to raise proceeds of approximately $60 million PIPE commitments of $130 million Oxford amendment extends interest only period and maturity date Transactions are expected to close concurrently in 2H 2022, subject to stockholder approval and other customary conditions Total Capital Raised is XXX-XXX Expected capital will allow us to progress our later-stage targeted hematology programs in Phase 3 trials and support commercialization activities: SELECT-MDS-1 trial of tamibarotene Randomized portion of the SELECT-AML-1 trial of tamibarotene Phase 3 trial of SY-2101 in APL Expected to Raise Total Capital of ~$190 million Cash runway extends into 2025

Program Indication  Early Clinical IND- Enabling Mid-clinical Pivotal Pivotal Commercial Rights Tamibarotene (oral RARα agonist) Newly diagnosed HR-MDS (w/aza) Newly diagnosed unfit AML (w/ven+aza) SY-2101 (oral ATO) Newly diagnosed APL (w/ATRA) SY-5609  (oral CDK7 inhibitor) Metastatic pancreatic cancer (w/ chemo) Colorectal cancer (w/atezolizumab)* Advancing our diversified clinical pipeline Tamibarotene is approved in Japan as Amnolake® for patients with relapsed/refractory APL *Roche-sponsored trial  Americas, Europe, Australia, Israel & Russia SELECT-AML-1 Trial Dose confirmation study Safety Lead-In SELECT-MDS-1 Trial Ph1/1b Ph3 2H 2023

Multiple value-driving milestones Development candidate named from CDK12 program 3Q 2022 SY-5609 SY-2101 in APL Tamibarotene in HR-MDS Tamibarotene in AML Pivotal data from SELECT-MDS-1 Phase 3 trial 4Q23/1Q24 Potential NDA filing 2024 Clinical activity data from safety lead-in SELECT-AML-1 trial                 2H 2022 Data from randomized SELECT-AML-1 trial 2023/2024 PK and safety data Mid-2022 Initiation of Phase 3 trial 2H 2023 Clinical activity data from safety lead-in in pancreatic cancer   2H 2022 Discovery

Tamibarotene Selective oral RARα agonist

Value of Tamibarotene Selective and potent RARα agonist; ~50% of MDS patients and ~30% of AML patients are RARA-positive Ongoing Phase 3 trial in newly diagnosed HR-MDS, potentially the first therapy for a targeted population in HR-MDS with broad potential in RARA-positive patients Oral drug with novel mechanism and favorable tolerability profile supports use in combination and in front-line treatment for those unfit to receive chemotherapy RARA biomarker discovered from Syros’ gene control discovery engine Targeting a multi-billion-dollar opportunity in HR-MDS and AML

High CR rates, rapid onset of action, and clinically meaningful durability in Phase 2 trial in RARA-positive newly diagnosed unfit AML 89% of CRs were deep molecular or cytogenetic CRs Responses seen irrespective of mutation or cytogenetic risk Response rates in RARA-negative patients comparable to historical rates for single-agent aza1-3 67% of low blast count AML patients achieved CR with tamibarotene/aza 27% of RARA-negative low blast count AML patients achieved CR Data from 18 response evaluable RARA-positive and 28 response evaluable RARA-negative patients presented at ASH 2020 meeting Data from 6 response-evaluable RARA+ low blast count AML patients and 11 response evaluable RARA-negative low blast count AML patients presented at ASH 2020 meeting 1Dombret, Blood 2015; 2Fenaux, JCO 2010; 3Thepot, American Journal of Hematology 2014

Safety profile supports multiple combinations and long-term use, enhancing opportunity Generally well-tolerated combination in ND unfit AML patients No increase in neutropenia, anemia and thrombocytopenia compared to single-agent aza Majority of non-hematologic AEs are low grade and reversible aIncludes all enrolled ND unfit patients, N=51. Data presented at ASH 2020 meeting

Ongoing SELECT-MDS-1 Phase 3 trial in RARA-positive newly diagnosed HR-MDS Robustly designed, double-blind, placebo-controlled study 90% power to detect a difference in CR rates between experimental and control arms 2:1 randomization with one-sided alpha of 0.025 FDA feedback supports: Focus on RARA+ population CR as primary endpoint for approval Azacitidine as appropriate comparator Key Milestones Phase 3 data 4Q23/1Q24 Potential NDA filing 2024 SELECT-MDS-1 trial 190 patients randomization (2:1) Tamibarotene + azacitidine   Placebo + azacitidine Primary endpoint CR rate

Tamibarotene has the potential to set a new treatment paradigm for RARA-positive HR-MDS patients

~21,000 newly diagnosed HR-MDS patients in US and EU estimated annually


~50% are
RARA-positive

COMPETITIVE LANDSCAPE OF APPROVED THERAPIES

Targeted Population	All Comers Population
N/A	Azacitidine or decitabine - offers limited efficacy

Syros' Product Candidate

RARA+

Tamibarotene + aza

Targets ~50% of patients

Physicians are familiar with companion diagnostics to determine optimal treatment for AML → Anticipate rapid adaption of targeted therapy in HR-MDS

MDS represents a ~$3.3B* market by 2026

Syros is developing the first in HR-MDS

NOTE:
RARA-positivity based on Syros data on file from Study SY-1425-201 and the SELECT-MDS-1 Study (27May2022) from over 175 patients with MDS
Sources: Decision Resources Group, NCCN guidelines,
*Evaluate Pharma market estimate includes all risk groups for MDS

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Ongoing SELECT-AML-1 Phase 2 trial of triplet regimen in ND RARA-positive unfit AML patients

Safety lead-In
~15 patients

→

Randomized portion of trial*
~80 patients

→ **randomization (1:1)** →

Tamibarotene + venetoclax + azacitidine

Venetoclax + azacitidine

→

Primary endpoint
Composite CR rate

- Also evaluating triplet as salvage strategy for patients in control arm who do not respond to ven/aza

Translational data support potential for RARA biomarker to enrich for patients more likely to respond to tamibarotene, for whom the standard of care is suboptimal

- 30% of patients do not respond to upfront treatment with ven/aza and a majority of those with initial response ultimately relapse
- Venetoclax resistance is associated with monocytic phenotype [1-3]; most RARA+ patients, including those who achieved CR/CRi in tamibarotene trial, have this monocytic phenotype[4]

Key Milestones

Trial initiated	3Q 2021
Safety lead-in data	2H 2022
Randomized data	2023/2024

SYROS

[1]Zhang, Nature 2018; [2]Kuusanmäki, Haematologica 2019; [3]Pei, Cancer Discovery 2020; [4]Fiore, ASH 2020

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Tamibarotene targets RARA-positive patients which represents one of the largest targeted populations in unfit AML

~25,000 Newly Diagnosed Unfit AML Patients in US and EU


~30% are
RARA-positive

COMPETITIVE LANDSCAPE OF APPROVED THERAPIES

Targeted Populations			All Comers Populations	
FLT3+	IDH1+	IDH2+	HMA[1] + venetoclax	LDAC + glasdegib
XOSPATA® (r/r)	TIBSOVO ®	IDHIFA®	~1/3 of patients do not respond to standard of care ven/aza and majority of those with initial response ultimately relapse.	
Targets ~30% of patients	*Targets ~8% of patients*	*Targets ~11% of patients*		

Syros' Product Candidate

RARA+

Tamibarotene + ven/aza

Targets ~30% of patients

Newly diagnosed AML represents a ~$6.6 billion* market by 2025

Epidemiology: DRG. Market sizing: Evaluate Pharma NOTE*: market estimate includes all AML (fit and unfit)
Prevalence of RARA-positive patients based on data presented at ESH 2017 and ESH 2019; Resistant Ven population - Dinardo, NEJM 2020; Dinardo, Blood 2019
Prevalence and Clinical Effect of IDH1 and IDH2 Mutations Among Cytogenetically Normal Acute Myeloid Leukemia Patients, Clin Lymphoma Myeloma Leuk. 2015 Sep;15(9):550-5.
Daver N, Schlenk RF, Russell NH, et al. Targeting FLT3 mutations in AML: review of current knowledge and evidence. Leukemia. 2019;33(2):299–312.

SYROS

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SY-2101 Novel oral form of arsenic trioxide

Novel oral form of arsenic trioxide (ATO) with opportunity to replace standard of care for APL patients; APL is approximately 10% of all AML patients Orally bioavailable with exposures consistent with IV ATO Clear development path to approval in front-line APL Potential for rapid adoption in front-line APL, including specialized commercial effort and synergies with tamibarotene Value of SY-2101

Clear development path in front-line APL

Dose confirmation study
~6 to 24 APL patients

→

Phase 3 trial in front-line APL
~215 patients

→

randomization (2:1)

→

- **SY-2101 + ATRA**
- **IV ATO + ATRA**

→

Primary endpoints
Molecular CR rate and EFS in comparison to historical IV ATO data

- Dose confirmation study evaluating PK and food effect using C_{max} and AUC, and tolerability to identify optimal dose for Phase 3 trial
- FDA feedback from November 2021 supports:
  - Molecular CR as primary endpoint compared to historic data for accelerated approval
  - Event free survival (EFS) as primary endpoint compared to historic data for full approval
  - IV ATO arm for safety comparison

Key Milestones

PK and safety data	Mid-2022
Initiation of Phase 3 trial	2H 2023

SYROS

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SY-2101 offers significant opportunity to reduce treatment burden, increase access, reduce health care costs and utilization

Current standard of care

IV ATO + oral ATRA = **>80%** Cure rates

Treatment burden:
Current course of treatment involves infusions of **up to 140 x 2-4 hrs** **over nearly a year**

Market opportunity for an oral therapy:

APL accounts for **~10%** of all adult AML cases diagnosed in US and Europe annually

~2,000 patients are diagnosed with APL in the US and EU annually

NCCN AML treatment guidelines (Nov 2020)
Trisenox (arsenic trioxide) USPI

SYROS
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SY-5609 Highly selective and potent oral CDK7 inhibitor

SY-5609: Highly selective and potent oral CDK7 inhibitor

- ✓ Strong pre-clinical data support potential across a range of difficult-to-treat solid tumors
- ✓ Demonstrated proof of activity and proof of mechanism in refractory solid tumor patients with a generally favorable tolerability profile. Preclinical/clinical data of CDK7 inhibition support plans in PDAC and CRC
- ✓ Further validates Syros' gene control discovery engine



HIPK4
TAOK1
ERK7
CDKL5
CDK7
CDK17
CDK13
CDK16
CDK18
TLK1
100-91% Inhibition
90-80% Inhibition
79-71% Inhibition

SY-5609 is highly selective with subnanomolar potency[1]



Transcription
CDK7i
Cell Cycle
MYB
MCL1
MYC
Apoptosis
CDK4/6
BRAF and KRAS mutations
Altered Rb pathway
G1
M
S
G2
CDK1
CDK2
Apoptosis
Transcription
Transcription

[1]Marineau JJ et al, 2021, Discovery of SY-5609: A Selective, Noncovalent Inhibitor of CDK7, J Med Chem
Data presented in October 2019 at EORTC-NCI-AACR Conference

SYROS 19

Tolerability was optimized with 7d on/7d off dosing schedule Phase 1 dose escalation study: Favorable tolerability profile with predominantly low-grade AEs Data presented at ESMO 2021; data cutoff July 6, 2021 Manageable safety profile with majority of AEs low-grade and reversible Low rate of discontinuation due to AEs at ~7% MTD not yet reached at 7d on/7d off with dosing up to 6 mg Induction of PD marker in patients treated at 3 mg and above reached levels associated with tumor regressions in preclinical models and with target lesion reductions in study Patient Population Objectives Enrolled patients with advanced breast, colorectal, lung, ovarian or pancreatic cancer, as well as other tumor types with Rb pathway alterations; heavily pretreated with as many as eight prior therapies and a median of four prior therapies  Safety, tolerability, PK, PD (POLR2A), antitumor activity

Clinical activity seen in heavily pretreated patients; strongest in PDAC, Rb-altered and KRAS-mutant cancers

Highest rates of activity seen in pancreatic cancer patients and Rb-altered tumor cohort[1]



SD rates for tumor types with >5 patients
% Stable Disease
45
40
35
30
25
20
15
10
5
0
PDAC (n=13)
Rb-altered* (n=13)
Colorectal (n=6)
NSCLC (n=6)
Ovarian (n=6)

*Rb-altered patients had tumor types other than breast, ovarian, CRC, lung or pancreatic cancer, who were enrolled based on historical molecular evidence of mutation/deletion in Rb pathway gene(s).

- 13 of 45 (28.9%) of response evaluable patients achieved stable disease (SD), 6 had tumor regressions of up to 20%
- 5 of 13 (38.5%) of response-evaluable PDAC patients achieved SD, 2 with tumor shrinkage
  - 3 of 4 PDAC pancreatic cancer patients with serial CA-19-9 data had decreases (32-72%) in this clinically relevant tumor marker
- 58% of the SD patients with mutation data had KRAS mutations compared to 32% with PD
  - 67% of patients with SD who also had tumor shrinkage had KRAS mutations

Heavily pretreated pancreatic cancer patient in 3rd relapse achieve durable SD and significant tumor marker reduction of 72%

- Scan showed 20% decrease in target lesion
- Remained in SD for 10 months
- Received 3mg/day on 7d on/7d off schedule for 7+ months on treatment

CT scans show 20% decrease in target lesion



Courtesy, START San Antonio

SYROS

Data presented at ESMO 2021
[1]Internal company data

21

Exploring SY-5609 in two distinct approaches based on mechanistic rationale, preclinical data and clinical signals Pancreatic Cancer KRAS mutations are ubiquitous and powerful activators of cell signaling and transcriptional programs Compelling preclinical data and synergy with gemcitabine Single agent SY-5609 showed: Clinical activity in relapsed refractory pancreatic cancer and Rb-altered tumors KRAS mutations associated with clinical activity BRAF mutations, present in 10% of colorectal cancer patients, are powerful activators of cell signaling and transcriptional programs Compelling preclinical data as single agent  CDK7 inhibition enhances anti-tumor activity of immunotherapy in preclinical models BRAF-mutant Colorectal Cancer

Ongoing safety lead-in portion of the Phase 1 trial in relapsed pancreatic patients

Patient population
Metastatic patients who have progressed following first-line treatment with FOLFIRINOX

Doublet with gemcitabine

Safety lead-in

Triplet with gemcitabine and nab-paclitaxel

Safety lead-in

Safety lead-in portion of the trial will be evaluating:
- Safety
- Tolerability
- Signs of clinical activity

- SY-5609 administered 7d on/7d off, at a starting dose of 4 mg
- Gemcitabine and nab-paclitaxel administered at approved doses

High unmet need in metastatic pancreatic cancer

- Incidence of second-line patients is ~27,500 in US[1]
- Only approved second-line therapy (Onivyde® + 5-FU/LV) has PFS of 3.1 months[2]

Key Milestones

Trial initiated	4Q 2021
Safety lead-in data	2H 2022

SYROS

[1]Sadhu and Vinuesa, Pancreatic Cancer Disease Landscape & Forecast, DRG, 2021.; [2]Wang-Gillam et al, 2015.;

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Preclinical data support SY-5609 in BRAF-mutant CRC in combination with PDL1 inhibitor: SY-5609 part of Roche’s Phase 1/1b INTRINSIC trial 67% (20/30) of models demonstrated ≥ 50% TGI 23% (7/30) demonstrated deep responses of ≥ 90% TGI Deep responses enriched in BRAF-mutant (5/10) models Robust anti-tumor activity in BRAF-mutant CRC as single agent 0 10 Days 20 0 500 1000 1500 2000 Tumor Volume (mm3) 2500 30 Vehicle SY-5609 (6mpk QD) CDK7 inhibition enhances anti-tumor activity of PD-1 inhibition1 CDK7 inhibitor induces DNA replication stress and genome instability in cancer cells, triggering immune-response signaling In animal models, CDK7 inhibitor enhances tumor response to anti-PD1 immunotherapy Prolonging overall survival, and increasing immune cell infiltrates CRC data presented in May 2020 at ASCO Virtual Symposium. 1. Zhang et al., 2020, Cancer Cell 37, 1-18 First clinical investigation of CDK7 inhibitor with an immunotherapy Key Milestones: The SY-5609/atezolizumab arm of Roche’s Phase 1/1b INTRINSIC trial is open for enrollment Roche is the sponsor of the trial and Syros is supplying SY-5609

Gene Control Discovery Engine

Previously unexplored regulatory regions of the genome control expression of genes determining cell function; majority of disease variation found in these regions 98% Patient Impact Medicines that control the expression of genes to provide profound benefit for patients with severe diseases Redefining the power of small molecules to control expression of genes ! Regulatory Genomics Disease Biology Transcriptional Chemistry

PARTNERED PROGRAMS Program Target Development Drug Discovery IND-enabling Commercial Rights Sickle cell disease & beta thalassemia Myeloproliferative neoplasms Seeking partnerships for our oncology discovery programs ONCOLOGY Program  Target Development Drug Discovery  IND-enabling Commercial Rights CDK12 inhibitor CDK11 inhibitor WRN inhibitor

Rapidly advancing toward our vision Preparing for product launches Commercial company with medicines that provide a profound benefit for cancer patients Advancing late-stage targeted hematology pipeline Expected capital to fund planned operations into 2025 Now Next Vision

Appendix

Preclinical data support SY-5609 in relapsed pancreatic cancer patients in combination with chemotherapy SY-5609 potentiated activity of gemcitibine in pancreatic cancer model using 7d on/7d off regimen Vehicle SY-5609: 3mg/kg, P.O., QD 7/7 Gemcitabine: 50mg/kg, I.P., BIW Combination: Same doses and schedules as single agents (Gem 8h prior to SY-5609 on days 1, 5, 15, 19) Data presented at ESMO 2021 SY-5609 induced regressions in KRAS-mutant models, including those derived from heavily pretreated patients  Regressions seen in 50% (4/8) models 3/4 models with regressions derived from heavily pretreated patients Model ID TGI (%) Prior treatments KRAS mutation 1 >100 0 G12D 2 >100 3 NRAS 3 >100 5 G12D 4 >100 3 G12D 5 92 0 G12V 6 87 0 G12V 7 42 4 G12D 8 8 0 G12R Dosed at 6mg/kg QD for 21 days 1000 800 600 400 200 Tumor Volume (mm3) 0 7 14 21 28 35 Dosing days Days